UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 02, 2022

RADIANT LOGISTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Triton Towers Two 700 S. Renton Village Place Seventh Floor
Renton, Washington		98057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 425 462-1094

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

Radiant Logistics, Inc. (the “Company,” “we” or “us”) has determined to postpone its Annual Meeting of Stockholders (the “2022 Annual Meeting”), previously scheduled for Tuesday, November 15, 2022 at 9:00 a.m., Pacific time, until Thursday, January 5, 2023 at 9:00 a.m. (the “New Meeting Date”), and has set November 14, 2022 as the record date relative to the New Meeting Date for the 2022 Annual Meeting.

Due to the fact that the New Meeting Date for the 2022 Annual Meeting has changed by more than 30 days from the anniversary date of the 2021 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

Stockholder proposals not intended to be included in the proxy materials for the 2022 Annual Meeting as well as stockholder nominations for election of directors at the 2022 Annual Meeting must each comply with advance notice provisions set forth in our Amended and Restated Bylaws. For stockholder proposals to be considered properly brought before the 2022 Annual Meeting, written notice must be received by our corporate secretary by November 16, 2022, which is 50 days prior to the New Meeting Date. For director nominations to be considered properly brought before the 2022 Annual Meeting, written notice must be received by our corporate secretary by November 12, 2022, which is the 10th calendar day following the date of public announcement of the New Meeting Date. If we do not receive notice by the foregoing dates, as applicable, then such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of our Amended and Restated Bylaws contain informational content requirements that also must be met. A copy of the Amended and Restated Bylaws may be obtained by writing to the Company at our principal place of business.

Stockholder proposals must comply with the requirements of all applicable laws, including, if applicable, Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in the Company’s proxy materials. The November 16, 2022 deadline will also apply in determining whether a stockholder proposal is submitted timely under Rule 14a-8.

All proposals by stockholders, all notices of nominations or other general business and all written requests for a copy of our Amended and Restated Bylaws should be sent to:

Radiant Logistics, Inc.

Triton Towers Two

700 S. Renton Village Place, Seventh Floor

Renton, Washington 98057

Attn: Todd Macomber

Item 8.01 Other Events

The Company has determined to postpone its 2022 Annual Meeting, previously scheduled for Tuesday, November 15, 2022 at 9:00 a.m., Pacific time, until Thursday, January 5, 2023 at 9:00 a.m. (the “New Meeting Date”), and has set November 14, 2022 as the record date relative to the New Meeting Date for the 2022 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date:	November 2, 2022	By:	/s/ Todd Macomber
Todd Macomber Senior Vice President and Chief Financial Officer